SECOND QUARTER 2026 EARNINGS RELEASE August 12, 2026

ITG, Inc. Reports Second Quarter 2026 Results
Strong performance reflects continued momentum across ITG's scaled national platform, driven by continued strong demand for digital infrastructure services coupled with successful execution; initial 2026 outlook1 reflects ~35% revenue and ~36% Adjusted EBITDA growth
SECOND QUARTER 2026 HIGHLIGHTS
•Revenue increased 38% year-over-year to $404.6 million
•Net Income of $1.8 million
•Adjusted EBITDA2 increased 21% year-over-year to $52.2 million
•Free Cash Flow2 increased 66% year-over-year to $44.8 million
•NTM Backlog3 of $1,517 million as of June 30, 2026, compared to $1,259 million as of June 30, 2025 and $1,430 million as of March 31, 2026, supporting strong revenue visibility
•Strong order activity, including significant broadband fiber deployment awards with customers such as Ziply Fiber and Intrepid Fiber Networks
•Completed initial public offering subsequent to quarter end; net proceeds primarily applied to debt repayment
•Record levels in the quarter for revenue, Adjusted EBITDA and NTM Backlog
FORT LAUDERDALE, Fla., August 12, 2026 (GLOBE NEWSWIRE) – ITG, Inc. (Nasdaq: ITG) (“ITG or "the Company”), a leading provider of end-to-end services to the digital infrastructure industry, today announced financial results for its second quarter ended June 30, 2026.
ITG supports the planning, design, construction, operation, maintenance, and expansion of broadband, wireless, data center, utility, and civil infrastructure. ITG’s operating model spans both recurring maintenance and fulfillment activity and larger infrastructure deployment projects, enabling it to support customers across the lifecycle of network build, upgrade, and ongoing operations. With a workforce operating across 49 states, ITG is positioned to build and maintain the digital backbone powering the future.

"Our second quarter results reflect continued momentum across the business and strong execution of our growth strategy," said Andy Parrott, Chief Executive Officer of ITG. "Performance was driven by contributions from recent acquisitions, expansion of existing and new customer programs, increased activity under recently awarded contracts, and supported by broadly favorable demand trends. Growth was generated from both our Engineering & Maintenance and Infrastructure Deployment service lines, reflecting continued investment in network maintenance, upgrades, and deployment activity.”

"The completion of our initial public offering marked an important milestone for ITG. We entered the public markets with a scaled national platform and significant revenue visibility, supported by a strong backlog and long-standing customer relationships. This positions us well to capitalize on favorable digital infrastructure investment trends expected in coming years, including the national build-out of data center capacity,” Mr. Parrott noted. “We believe our differentiated operating model, national workforce and proprietary FUSE360 technology platform strengthen our competitive position and supports our ability to execute consistently at scale.”
1.Statements related to our initial full-year 2026 financial outlook are forward-looking, and actual results may differ materially. Refer to the “Forward Looking Statements” in the Appendix of this document for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
2.Non-GAAP measure – Refer to the Appendix of this document for definitions of non-GAAP measures, reconciliations of these measures to the most directly comparable U.S. GAAP measure and a discussion of why management believes these non-GAAP measures are useful. As discussed below, ITG is not providing reconciliations of forward-looking non-GAAP measures because such reconciliations are not available without unreasonable effort.
3.Next Twelve Month (NTM) Backlog represents total committed future revenue over the next twelve months supported by executed contracts, historical activity levels, customer guidance, and / or management estimates. Timing for revenue from projects included in NTM Backlog is subject to change based on a number of factors. Actual results may differ materially.

SECOND QUARTER 2026 EARNINGS RELEASE August 12, 2026

Mr. Parrott concluded, "We remain focused on executing for our customers, investing in our workforce and fleet, and pursuing strategic opportunities that enhance our capabilities and market presence. We are pleased to introduce our initial 2026 financial outlook, reflecting our confidence in the opportunities ahead."
2026 FINANCIAL OUTLOOK1
(in millions, except margin, effective tax rate, CapEx, and shares outstanding)

	Q3 2026	YoY Growth[2]	FY 2026	YoY Growth[2]
Revenue	$440	+42%	$1,556	+35%
Adjusted Net Income[3]	$31	+239%	$74	+80%
Adjusted EBITDA[3]	$63	+61%	$202	+36%
Adjusted EBITDA Margin[3]	14.4%	+170 bps	13.0%	+20 bps
Forecast Assumptions
Effective Tax Rate			~19%
CapEx (% of Revenue)			~2.6%
Net Interest Expense			~$62
Depreciation Expense			~$52
Amortization Expense			~$32
Diluted Shares Outstanding			~124.4
1.Statements related to our initial full-year 2026 financial outlook are forward-looking, and actual results may differ materially. Refer to the “Forward Looking Statements” in the Appendix of this document for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
2.Represents year-over-year growth compared to the prior year period. “Bps” represents basis points of change on percentage data.
3.Non-GAAP measures – Refer to the Appendix of this document for definitions of non-GAAP measures, reconciliations of these measures to the most directly comparable U.S. GAAP measure and a discussion of why management believes these non-GAAP measures are useful. As discussed below, ITG is not providing reconciliations of forward-looking non-GAAP measures because such reconciliations are not available without unreasonable effort.

SECOND QUARTER 2026 COMMENTARY
ITG has posted its Second Quarter 2026 Commentary on the Investors section of ITG’s website at ir.itgcomm.com. This document provides detailed commentary on ITG's second quarter 2026 financial and operating performance, business trends and outlook and should be reviewed in conjunction with the earnings release and conference call.
CONFERENCE CALL INFORMATION
ITG will host a webcast of its quarterly earnings call to discuss these results on Thursday, August 13, 2026, at 8:00 a.m. ET, which can be accessed through the Investors section of ITG’s website at ir.itgcomm.com. A replay of the webcast also will be available following the live event.

SECOND QUARTER 2026 EARNINGS RELEASE August 12, 2026

ABOUT ITG, INC.
ITG is a leading provider of end-to-end services to the communications and digital infrastructure industries throughout the United States. ITG supports the planning, design, construction, operation, maintenance, and expansion of broadband, wireless, data center, utility, and civil infrastructure. With a workforce operating across 49 states, ITG is positioned to build and maintain the digital backbone powering our future.

SECOND QUARTER 2026 EARNINGS RELEASE August 12, 2026

APPENDIX
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to our management. These statements include, but are not limited to, statements regarding our expectations of future performance, including guidance for our revenue, Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA Margin for the fiscal year ending December 31, 2026, and our NTM Backlog as of June 30, 2026. Forward-looking statements can be identified by terms such as “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “potential”, “predict”, “project”, “seek”, “should”, “will”, “would” or similar expressions and the negatives of those terms. Such statements are not historical facts but rather are based on the Company’s current expectations or beliefs concerning future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors, that may cause our actual results to be materially different from any future results contemplated by the forward-looking statements, including those described in the registration statements and periodic reports the Company files with the Securities and Exchange Commission (the “SEC”), including the Company’s final prospectus dated June 30, 2026 and filed with the SEC on July 2, 2026. Given these uncertainties, you should not place undue reliance on forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, and the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s registration statements and periodic reports.
Non-GAAP Financial Measures
This press release includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted EPS and Free Cash Flow. Management uses these non-GAAP financial measures to evaluate the Company’s operating performance, cash generation, liquidity, leverage profile and ability to execute its strategic priorities. The Company believes these measures provide useful supplemental information to investors in evaluating period-to-period operating performance and financial position.
Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies. Reconciliations of each non-GAAP financial measure to the most directly comparable GAAP financial measure are provided below.
The Company is providing guidance for certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow. The Company is not providing quantitative reconciliations of these forward-looking non-GAAP measures to the most directly comparable GAAP measures due to the uncertainty and inherent difficulty of predicting certain items that affect GAAP results, including, as applicable, acquisition-related costs, stock-based compensation, changes in working capital, interest expense, depreciation and amortization, tax impacts, and other items that may be material and difficult to forecast. Accordingly, a reconciliation is not available without unreasonable effort. The variability of these items could have a significant impact on the Company’s future GAAP financial results.

SECOND QUARTER 2026 EARNINGS RELEASE August 12, 2026

FINANCIAL STATEMENTS
ITG Parent, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(in thousands, except per unit amount)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$404,633	$292,405	$738,555	$517,792
Cost of revenue, excluding depreciation and amortization	332,581	237,091	613,647	423,696
Selling, general and administrative	28,141	15,765	53,713	30,546
Depreciation and amortization	21,014	13,988	41,439	27,245
Change in fair value of contingent liabilities	300	170	2,186	337
Total	382,036	267,014	710,985	481,824
Interest expense	(19,534)	(6,919)	(37,759)	(13,745)
Other expense, net	(1,008)	(1,042)	(1,927)	(2,030)
Income (loss) before provision for income taxes	2,055	17,430	(12,116)	20,193
Provision (benefit) for income taxes	267	5,829	(746)	7,013
Net income (loss)	$1,788	$11,601	$(11,370)	$13,180
Earnings (loss) per unit – Class A
Basic and diluted	$0.01	$0.07	$(0.07)	$0.08
Weighted average number of units – Class A
Basic and Diluted	160,000	160,000	160,000	160,000

SECOND QUARTER 2026 EARNINGS RELEASE August 12, 2026

ITG Parent, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(in thousands)

	June 30, 2026	December 31, 2025
ASSETS
Current assets
Cash and cash equivalents	$2,486	$3,719
Accounts receivable, net	148,855	141,314
Contract assets	309,825	222,094
Prepaid expenses and other current assets	23,855	17,310
Total current assets	485,021	384,437
Property and equipment, net	161,300	158,492
Operating lease right-of-use assets	28,107	27,926
Finance lease right-of-use assets	2,375	3,019
Goodwill	189,193	187,748
Intangible assets, net	194,888	211,383
Other long-term assets	4,894	—
Due from related party	2,832	2,832
Total assets	$1,068,610	$975,837
LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable	$65,136	$41,221
Accrued expenses	57,456	57,245
Current portion of operating lease obligations	11,183	10,969
Current portion of finance lease obligations	1,264	1,221
Current portion of equipment loans	21,588	22,493
Current portion of term loans	16,500	16,500
Total current liabilities	173,127	149,649
Equipment loans, net	76,746	65,804
Revolving line of credit	112,000	30,000
Term loans, net	617,167	623,463
Operating lease obligations, net	17,581	17,608
Finance lease obligations, net	1,250	1,905
Other long-term liabilities	2,831	7,100
Contingent liabilities	17,836	20,088
Deferred tax liability	15,696	16,475
Total liabilities	1,034,234	932,092
Commitments and contingencies
Members’ equity	34,376	43,745
Total liabilities and members’ equity	$1,068,610	$975,837

SECOND QUARTER 2026 EARNINGS RELEASE August 12, 2026

ITG Parent, LLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in thousands)

	Six Months Ended June 30,
	2026	2025
Cash flows from operating activities:
Net (loss) income	(11,370)	13,180
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation	24,944	12,942
Amortization of intangible assets	16,495	14,303
Amortization of debt issuance costs	2,429	605
Amortization of operating right of use assets	8,672	3,955
Deferred income taxes	(779)	(2,823)
Loss (gain) on sale of assets	85	(66)
Change in fair value of contingent liabilities	2,186	337
Equity-based compensation	2,339	1,270
Changes in assets and liabilities, net of business acquisitions:
Accounts receivable	(6,228)	(12,940)
Contract assets	(87,731)	(7,297)
Prepaid expenses and other current assets	(7,019)	428
Accounts payable and accrued expenses	19,979	(8,293)
Operating lease liabilities	(8,022)	(3,856)
Payments of contingent liabilities	(3,022)	—
Net cash (used in) provided by operating activities	(47,042)	11,745
Cash flows from investing activities:
Purchase of property and equipment	(15,969)	(28,627)
Proceeds from sale of property and equipment	1,225	1,239
Acquisitions, net of cash acquired	(3,440)	(8,448)
Net cash used in investing activities	(18,184)	(35,836)
Cash flows from financing activities:
Payments of acquisition amounts due to sellers	(5,891)	—
Payments of contingent liabilities	(1,416)	—
Payments made on term loans	(8,251)	(11,812)
Proceeds from line of credit	373,000	67,000
Payments made on line of credit	(291,000)	(53,500)
Payments on finance leases	(612)	—
Distributions to members	(338)	—
Proceeds from equipment loans	11,332	22,279
Payments made on equipment loans	(12,831)	(6,135)
Payments of debt costs	—	(262)
Net cash provided by financing activities	63,993	17,570
NET DECREASE IN CASH AND CASH EQUIVALENTS	(1,233)	(6,521)
Cash and cash equivalents – beginning of period	3,719	7,367
Cash and cash equivalents – end of period	$2,486	$846

SECOND QUARTER 2026 EARNINGS RELEASE August 12, 2026

Non-GAAP Financial Measures & Reconciliations
Adjusted EBITDA and Free Cash Flow Reconciliation
The following table reconciles net income, the most directly comparable financial measure presented in accordance with GAAP, to Adjusted EBITDA and Free Cash Flow, and calculations of Adjusted EBITDA Margin and Free Cash Flow Conversion for the three and six months ended June 30, 2026 and 2025:

	ITG Parent, LLC
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
(in thousands, except for percentages)
Net income (loss)	$1,788	$11,601	$(11,370)	$13,180
Interest expense	19,534	6,919	37,759	13,745
Income tax expense (benefit)	267	5,829	(746)	7,013
Depreciation expense	12,766	6,787	24,944	12,942
Amortization of intangibles	8,248	7,201	16,495	14,303
Other expense, net	1,008	1,042	1,927	2,030
Equity-based compensation	1,170	625	2,339	1,270
Transaction costs(1)	1,907	714	3,365	1,620
Restructuring, integration, and business optimization costs(2)	5,206	2,460	11,516	4,317
Change in fair value of contingent liabilities(3)	300	170	2,186	337
Adjusted EBITDA	$52,194	$43,348	$88,415	$70,757
Adjusted EBITDA Margin	12.9%	14.8%	12.0%	13.7%
Purchase of property and equipment	$7,440	$16,163	$15,969	$28,627
Free Cash Flow	$44,754	$27,185	$72,446	$42,130
Free Cash Flow Conversion	85.7%	62.7%	81.9%	59.5%
(1)Represents professional, legal and advisory fees incurred in connection with acquisitions completed during the presented period.
(2)Represents non-recurring expenses associated with the restructuring of management positions, start-up costs for new markets and service offerings and exiting locations that we do not expect will impact the go forward operations of the business.
(3)Represents non-recurring earnout amounts accrued to certain sellers in connection with the acquisitions completed during the presented period.

SECOND QUARTER 2026 EARNINGS RELEASE August 12, 2026

INVESTOR CONTACT
629-282-9862
ir@itgcomm.com